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                                                                    EXHIBIT 10.8

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


This First Amendment to Employment Agreement ("Agreement") is executed by and between COMSTOCK RESOURCES, INC., a Nevada corporation (the "Company") with principal offices in Frisco, Texas, and M. JAY ALLISON ("Employee").

         WHEREAS, the parties entered into an Employment Agreement effective June 1, 2002 (the "Employment Agreement); and

         WHEREAS, the parties desire to amend the Employment Agreement to permit the Employee to perform certain services, which the Company has determined are in its best interest;

         NOW, THEREFORE, the Company and the Employee agree that Paragraph 5 of the Employment Agreement shall be amended as set forth below, effective July 16, 2004.

         Paragraph 5 shall provide as follows (the amended provision is highlighted):

         5. Performance of Services; Permitted Activities. Employee shall devote his full working time to the business of the Company; PROVIDED, HOWEVER, EMPLOYEE MAY SERVE AS CHAIRMAN OF THE BOARD OF MANAGERS OF BOIS D'ARC ENERGY, LLC, A NEVADA LIMITED LIABILITY COMPANY, OR ITS SUCCESSORS, PROVIDED THAT SUCH SERVICE SHALL NOT INTERFERE WITH THE PERFORMANCE OF HIS DUTIES HEREUNDER. Employee shall be excused from performing any services for the Company hereunder during periods of temporary incapacity and during vacations conforming to the Company's standard vacation policy, without thereby in any way affecting the compensation to which he is entitled hereunder.

                            [Signature page follows.]



                                      -1-

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         EXECUTED and effective July 16, 2004.

                                         COMSTOCK RESOURCES, INC.



                                         /s/ Roland O. Burns
                                         ---------------------------------------
                                         Name:  Roland O. Burns
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                         EMPLOYEE:

                                         /s/ M. Jay Allison
                                         ---------------------------------------
                                         Name: M. Jay Allison